SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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CAMCO FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CAMCO FINANCIAL CORPORATION

814 Wheeling Avenue

Cambridge, Ohio 43725

(740) 435-2020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2012 Annual Meeting of Stockholders of Camco Financial Corporation (“Camco”) will be held at the Cambridge Country Club, 60755 Southgate Road, Byesville, Ohio 43723, on August 28, 2012, at 3:00 p.m., local time (the “Annual Meeting”), for the following purposes:

1.	To re-elect two directors of Camco for terms expiring in 2015;

2.	To ratify the selection of Plante & Moran, PLLC, as our independent public registered accounting firm for the 2012 fiscal year; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only Camco stockholders of record at the close of business on July 12, 2012, will be entitled to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying proxy statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD OR VOTE OVER THE INTERNET OR BY TELEPHONE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Giving a proxy does not affect your right to vote in person in the event you attend the Annual Meeting. You have the option to revoke your proxy at any time prior to the Annual Meeting regardless of your voting method, or to vote your shares personally on request if you attend the meeting.

By Order of the Board of Directors

July 23, 2012

James E. Huston, Chairman of the Board

CAMCO FINANCIAL CORPORATION

814 Wheeling Avenue

Cambridge, Ohio 43725

(740) 435-2020

PROXY STATEMENT

PROXIES

The Board of Directors of Camco Financial Corporation (“Camco”) is soliciting proxies in the form accompanying this Proxy Statement for use at the 2012 Annual Meeting of Stockholders of Camco to be held at the Cambridge Country Club, 60755 Southgate Road, Byesville, Ohio 43723, on August 28, 2012, at 3:00 p.m., local time, and at any adjournments thereof (the “Annual Meeting”). Only stockholders of record as of the close of business on July 12, 2012 (the “Voting Record Date”), are entitled to vote at the Annual Meeting. Each such stockholder will be entitled to cast one vote for each share owned. As of the Voting Record Date, there were 7,468,087 votes entitled to be cast at the Annual Meeting.

Each properly executed proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

FOR the re-election of James D. Douglas and James E. Huston, as directors of Camco for terms expiring in 2015; and

FOR the ratification of the selection of Plante & Moran, PLLC (“Plante Moran”) as our independent registered public accounting firm for the 2012 fiscal year.

The directors, officers and other employees of Camco may solicit proxies in person or by telephone or mail only for use at the Annual Meeting. The cost of soliciting proxies will be borne by Camco.

Proxies may be revoked by (a) delivering a written notice expressly revoking the proxy to the Secretary of Camco at the above address prior to the Annual Meeting, (b) delivering a later dated proxy to Camco at the above address prior to the Annual Meeting, or (c) attending the Annual Meeting and voting in person.

This Proxy Statement is first being mailed to stockholders of Camco on or about July 24, 2012.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 28, 2012

This Proxy Statement, the Form 10-K for the year ended December 31, 2011 and the 2011 Annual Report to Stockholders are available at www.cfpproxy.com/3852.

VOTE INFORMATION

Who can vote at the Annual Meeting?

Only record holders of common stock at the close of business on the Voting Record Date are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Voting Record Date, there were 7,468,087 common shares outstanding and entitled to vote. The common shares are the only shares entitled to vote at the Annual Meeting.

Each stockholder is entitled to one vote for each common share held on the Voting Record Date.

How do I vote?

If you are a stockholder of record (that is, if your common stock is registered with Camco in your own name), your shares may be voted by one of the following methods:

•	returning the enclosed proxy card;

•	submitting a proxy by telephone;

•	submitting a proxy over the Internet; or

•	voting in person at the Annual Meeting.

Returning a Proxy Card. You may submit a proxy by completing the enclosed proxy card as instructed and mailing it back in the envelope provided or bringing it with you to the Annual Meeting.

Submitting a Proxy by Telephone or via the Internet. If you are a stockholder of record, you may submit a proxy by telephone by following the instructions included with your proxy card. The last-dated proxy you submit (by any means) will supersede any previously submitted proxy. Also, if you submit a proxy by telephone and later decide to attend the Annual Meeting, you may revoke your previously submitted proxy and vote in person at the Annual Meeting. The deadline for submitting a proxy by telephone as a stockholder of record is 3:00 a.m. on August 28, 2012.

Voting in Person. If you attend the Annual Meeting and are a stockholder of record, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting. If your stock is held in street name, you will need a proxy from your nominee in order to vote in person.

Submitting Voting Instructions for Common Stock held in Street Name. If you hold your common stock in “street name” and your nominee participates in a program that allows you to submit voting instructions by telephone or via the Internet, the form your nominee sent you will provide details for submitting your voting instructions by telephone or via the Internet. Please consult the form provided by your nominee for information about the deadline for submitting your voting instructions by telephone or via the Internet.

If you hold your common stock in “street name” through a broker, a financial institution or another nominee, then that nominee is considered the stockholder of record for voting purposes and should give you instructions for voting your common stock. As a beneficial owner, you have the right to direct that nominee how to vote the common shares held in your account. Your nominee may only vote the common shares of Camco that your nominee holds for you in accordance with your instructions.

If you hold your shares in “street name” and wish to attend the Annual Meeting and vote in person, you must bring an account statement or letter from your broker, financial institution or other nominee authorizing you to vote on behalf of such nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on the Voting Record Date.

How will my shares be voted?

Those shares represented by a properly executed proxy card that is received prior to the Annual Meeting or by properly authenticated telephone or Internet votes that are submitted prior to the deadline for doing so, and not subsequently revoked, will be voted in accordance with your instructions. If you submit a valid proxy card prior to the Annual Meeting, or timely submit your proxy by telephone or Internet, but do not complete the voting instructions, your proxy will vote your shares as recommended by the Board of Directors, except in the case of broker non-votes, as follows:

•	“FOR” the re-election of Camco’s nominees identified below under the heading “PROPOSAL 1 — ELECTION OF DIRECTORS”;

•

“FOR” the ratification of the appointment of Plante Moran as Camco’s independent registered public accounting firm for the fiscal year ending December 31, 2012 identified below under the heading “PROPOSAL 2 — RATIFICATION OF SELECTION OF AUDITORS”

How do I change or revoke my proxy?

Stockholders who submit proxies retain the right to revoke them at any time before they are exercised at the Annual Meeting. Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and any adjournment thereof. You may revoke your proxy at any time before it is actually exercised at the Annual Meeting by giving notice of revocation to Camco in writing, by using the toll-free telephone number or Internet site stated on the proxy card prior to the deadline for transmitting proxies by telephone or Internet, or by attending the Annual Meeting and giving notice of revocation in person. The last-dated proxy you submit (by any means) will supersede any previously submitted proxy. If you hold your shares in “street name” and instructed your broker, financial institution or other nominee to vote your shares and you would like to revoke or change your vote, then you must follow the instructions of your nominee.

If I vote in advance, can I still attend the Annual Meeting?

Yes. You are encouraged to vote promptly, by returning your signed proxy card by mail or by submitting your proxy by telephone or Internet, so that your shares will be represented at the Annual Meeting. However, appointing a proxy does not affect your right to attend the Annual Meeting.

What constitutes a quorum?

Under Camco’s Bylaws, a quorum is a majority of the voting shares of Camco outstanding and entitled to vote at the Annual Meeting. The common shares are the only shares of Camco capital stock entitled to vote at the Annual Meeting. Common shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum. There were 7,468,087 common shares outstanding and entitled to vote on the Voting Record Date. A majority of the outstanding common shares, or 3,734,044 common shares, present in person or represented by proxy, will constitute a quorum. A quorum must exist to conduct business at the Annual Meeting.

VOTE REQUIRED

Election of Directors

Under Delaware law and Camco’s Bylaws, the two nominees receiving the greatest number of votes will be elected as directors. Abstentions, shares not voted by brokers, and votes withheld are not counted toward the election of directors. Stockholders are not permitted to cumulate votes in the election of directors. If the enclosed proxy card is signed and dated, but no vote is specified, the shares held by such stockholder will be voted FOR the two nominees, unless the proxy is considered a broker non-vote. Broker non-votes will count towards a quorum, but will not count toward the election of directors.

Ratification of Selection of Auditors

The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Plante Moran as the auditors of Camco for the current fiscal yearThe effect of an abstention is the same as a vote against ratification. If the accompanying Proxy is signed and dated by the stockholder, but no vote is specified, the shares will be voted FOR the ratification of the selection of Plante Moran as auditors.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors proposes the re-election of the following persons to terms that will expire in 2015:

Name	Age	Position(s) held	Director Since
James D. Douglas	63	Director	2010
James E. Huston	50	Chairman, CEO and President	2008

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE TWO NOMINEES LISTED ABOVE.

James D. Douglas was appointed to the Camco Board in October 2010. Mr. Douglas is the President of JRC Advisor Services, LLC in Westerville, Ohio, a consulting services company he formed that focuses on transportation/logistics activities as well as management development and other general management issues. He has been President of JRC Advisor Services, LLC since 2004. Prior to establishing JRC Advisor Services, LLC, he was employed in various operating and financial positions for over 35 years in the transportation and logistics industry including over 25 years with Union Pacific Corporation and most recently with Gemini Air Cargo and World Airways, Inc. Mr. Douglas has a Bachelor of Business Administration degree from the University of Iowa and graduated from the Advanced Management Program at Harvard University in 1990. He has actively served on the Business Advisory Committee and the Professional Accounting Council of the University of Iowa. He also served on the Board of Directors of Best Transport, Inc., Worthington, Ohio, from 2005 through 2007 and the Board of Trustees of Mary Baldwin College, Staunton, Virginia, from 1996 through 2000. This experience brings valuable management, financial and general business knowledge to the Board of Directors, as well as the Corporate Governance and Nominating Committee, and Compensation Committee.

James E. Huston was named Chief Executive Officer, President and Chairman of the Board on December 31, 2008. Mr. Huston worked as an independent consultant for financial institutions from July 2006 through December 2008, including for Camco from September 2008 through December 2008. From February 2006 until July 2006, Mr. Huston served as the interim Chief Financial Officer for the Federal Home Loan Bank of Des Moines. Mr. Huston was employed by First Consumers National Bank in Portland, Oregon, from November 2001 until November 2005, serving as the Chief Executive Officer from March 2002 until November 2005. Mr. Huston served as Executive Vice President and Chief Financial Officer of Aames Financial Corporation, Los Angeles, California, from August 2000 to November 2001. He was employed by Bank One Corporation, Columbus, Ohio from 1992 to 2000 where he held several executive positions, including Senior Vice President and Chief Financial Officer, Bank One Consumer Financial Services from May 1997 to August 2000. Mr. Huston’s role as President and Chief Executive Officer of Camco provides him with intimate knowledge of the organization and its operations through his day-to-day management. In addition, Mr. Huston has served as an independent consultant, CFO, CEO, and EVP at various financial institutions. This extensive experience and banking knowledge allow him to provide valuable perspective to the Board of Directors in the areas of finance, audit, accounting and regulatory and strategic issues relating to all aspects of Camco’s business.

On June 22, 2011, the Board of Directors accepted the resignation of Douglas F. Mock as a director, effective at the close of business on June 30, 2011. Mr. Mock cited personal reasons for his resignation. Had Mr. Mock not retired, he would have been up for re-election by shareholders at the 2012 Annual Meeting. The Board of Directors is in the process of searching for qualified candidates to fill this vacancy. A Director who is elected by the Board to fill the vacancy created by Mr. Mock’s retirement will have a term expiring at the Annual Stockholders’ Meeting in 2015.

In accordance with Section 3.13 of the Bylaws, nominees for election as directors may be proposed only by the directors or by a stockholder. Camco’s Corporate Governance and Nominating Committee recommended to Camco’s Board of Directors this year’s director nominees. The Corporate Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, having business experience, and exhibiting high moral character. Additionally, the Board takes into consideration geographic identity in areas served by Camco’s banking divisions and the willingness to represent Camco in a member’s community so as to develop business opportunities. The Committee wants to ensure that each member will have access to and contacts with key business groups, communities, and individuals and is willing to and has financial wherewithal to own the requisite shares of Camco stock in accordance with the Corporate Governance and Nominating Policy. The Board strives to represent a mix of members who enhance the diversity of knowledge, background, skills and experiences on the Board. However, the committee retains the right to modify these minimum qualifications from time to time. The committee has a general process for choosing nominees, which process considers both incumbent directors and new candidates. In evaluating an incumbent director whose term of office is set to expire, the committee reviews such director’s overall service to Camco during his or her term, including the number of meetings attended, level of participation, quality of performance and any transactions of such director with Camco during his or her term. If the committee chooses to evaluate new director candidates, the committee uses its network of contacts to compile a list of potential candidates. Then, the committee determines whether such candidates are independent, which determination is based upon applicable securities laws, the rules and regulations of the Securities and Exchange Commission (“Commission”), the rules and regulations of NASDAQ Stock Market LLC (“NASDAQ”) and the advice of counsel, if necessary. Finally, the Committee meets to discuss and consider all candidates’ qualifications and then chooses the candidates.

The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders, provided that the stockholder is entitled to vote for directors and has submitted a written nomination to the Secretary of Camco by the 60th day before the first anniversary of the most recent annual meeting of stockholders held for the election of directors. Each written nomination must state the name, age, business and residence address of the nominee, the principal occupation or employment of the nominee, the number of each class of shares of Camco owned either beneficially or of record by each such nominee and the length of time such shares have been owned. The Corporate Governance and Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, when evaluating a candidate who was recommended by a stockholder. Camco did not receive any stockholder nominees for director for this Annual Meeting.

Camco has not implemented a formal policy regarding director attendance at the annual meeting of stockholders. Typically, the Board of Directors holds a meeting immediately prior to the annual meeting of stockholders, which results in most directors being able to attend the annual meeting. In 2011, all directors attended the annual meeting of stockholders.

INCUMBENT DIRECTORS

The following directors will continue to serve after the Annual Meeting for the terms indicated:

Name	Age	Position(s) held	Director Since	Term Expires
Andrew S. Dix	39	Director	2007	2014
Terry A. Feick	62	Director	2000	2013
Edward D. Goodyear	65	Director	2006	2013
Carson K. Miller	66	Director	2002	2014
Jeffrey T. Tucker	54	Lead Independent Director	1988	2014
J. Timothy Young	65	Director	2005	2013

Andrew S. Dix is the publisher of The Daily Jeffersonian in Cambridge, Ohio, where he has worked since 2006 when he was hired as assistant publisher. Prior to joining The Daily Jeffersonian, he was the Advertising Director for The Alliance Review from 1998 to 2006. Mr. Dix serves on the board of Dix Communications and of several non-profit organizations, including Guernsey County Community Foundation, Cambridge Chamber of Commerce, Cambridge Rotary Club and Southeastern Ohio Regional Medical Center. As an involved resident of New Concord, Ohio and publisher of the local newspaper, Mr. Dix brings valuable leadership and management skills to the Board as well as providing key relationships to and insights about Camco’s market areas.

Terry A. Feick retired as the Superintendent of Schools for the Washington Court House City Schools in Ohio in December 2001, a position he had held since 1991. As superintendent, Mr. Feick supervised overall operations of a school district with 2,400 students and approximately 350 employees with an operating budget of $20.0 million. Mr. Feick was interim Principal at Belle Aire School in Washington Court House, Ohio from August 2007 through December 2008. Mr. Feick’s community connections enable the Board to better serve its constituencies. Additionally, Mr. Feick served on the Board of Directors for First Federal in Washington Court House, a predecessor to Advantage Bank, beginning in 1993 and served as the Board Chair during 1999 and 2000. Mr. Feick’s leadership and quality insights have allowed him to help guide Camco in his role as a director.

Edward D. Goodyear is a Certified Public Accountant and retired in October 2008 as the Treasurer of The Dispatch Printing Company, publisher of the Columbus Dispatch, Columbus, Ohio, a position he had held since 1999. Currently, he is a self-employed farm consultant and manager performing services in London, Ohio. Mr. Goodyear previously served as a director of The Citizens Bank of London from 1984 through 2004 when it was acquired by Camco, and was Chairman of its Audit Committee. His extensive financial experience and expertise and background through his business experience and his professional certifications are invaluable as Chairman of the Audit and Risk Management Committee. He provides valuable financial guidance to the Board in evaluating Camco’s historical and future performance.

Carson K. Miller has been the owner of Carson Miller Rare Coins & Currency, since 2002. Dr. Miller retired in 2002 as President Emeritus and founding President of Washington State Community College in Marietta, Ohio, a position he had held since 1985. He was responsible for the development, financing, construction, and staffing of the college campus that now serves southeast Ohio and northern West Virginia. During his tenure, Dr. Miller expanded the college’s enrollment to nearly 3,000 students enrolled in technical and lower division baccalaureate programs. The campus also developed opportunities in bachelor and master degree programs. He also has industrial experience as a technician and engineer with the Timken Company, Canton, OH, and served in the United States Air Force from 1969 to 1973. This broad experience brings valuable executive leadership and decision making skills to the Board.

Jeffrey T. Tucker is a Certified Public Accountant and sole member of the accounting firm Tucker & Tucker CPAs, LLC, Cambridge, Ohio, where he has worked since 1984. Mr. Tucker was named Lead Independent Director in February 2009. Mr. Tucker brings significant financial expertise and business knowledge to the Board, both through his business experience and his professional certifications. His extensive financial experience and background are also invaluable as Lead Independent Director and chairman of the Corporate Governance Committee.

J. Timothy Young, a Certified Financial Planner, is the Senior Vice President of Hamilton Capital Management, Inc., Columbus, Ohio, a position he has held since 2003. From 2000 to 2003, Mr. Young was self-employed as an attorney and consultant representing individuals and businesses. Mr. Young’s experience managing segments of business operations and advising companies on strategic financial issues, allow him to provide an important perspective and structured operational experience to the Board.

The members of the Board of Advantage Bank, each of whom is also a director of Camco, entered into a consent agreement (“Consent Order”) with the Federal Deposit Insurance Corporation (“FDIC”) and the State of Ohio, Division of Financial Institutions (“Ohio Division”) that provided for the issuance of an order by the FDIC and the Ohio Division, which order was executed by the FDIC and Ohio Division on July 31, 2009. This Consent Order was terminated on February 9, 2012. On February 9, 2012, the members of the Board of Advantage Bank entered into a new consent agreement with the FDIC and Ohio Division that replaced the Consent Order and provided for the issuance of a new order by the FDIC and Ohio Division (“New Consent Order”). While neither Advantage Bank nor its officers or directors admitted or denied any wrongdoing, each of the Camco directors is a party to the New Consent Order.

As part of Camco’s and Advantage Bank’s goals to recruit additional qualified candidates to the Board, the Corporate Governance and Nominating Committee and the other members of the Board have engaged in a recruiting effort to seek a new director to fill the vacancy created by Mr. Mock’s retirement. In accordance with applicable law, regulation and the New Consent Order, Advantage Bank is required to submit formal applications to the FDIC and Ohio Division to seek approval, or what is commonly referred to as a “No Objection Letter,” for the appointment of directors to the Board. Once a qualified candidate has been identified, the Board will immediately initiate the formal application process.

BOARD LEADERSHIP STRUCTURE

Board Leadership Structure

Under the current structure, the Chief Executive Officer also serves as the chairperson of Camco. The Board believes this arrangement is optimal because of the level of involvement and knowledge that the Chief Executive Officer possesses. Through his dual role, Mr. Huston is able to effectively lead Board discussions and meetings and keep the independent directors well-informed of the current operations of Camco. The Board also recognizes its duty to provide oversight to management and has created the position of Lead Independent Director. As the Lead Independent Director, Mr. Tucker has the following additional responsibilities:

•

Advise the chairperson as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not unduly interfering with the flow of Camco’s operations.

•	Provide the chairperson with input regarding the agenda for Board meetings and represent independent directors in pre-Board meeting reviews.

•

Advise the chairperson regarding the quality, quantity and timeliness of the flow of information from Camco management that is necessary for the independent directors to effectively and responsibly perform their duties; recognizing that management is responsible for the preparation of materials for the Board, the Lead Independent Director may specifically request the inclusion of certain material.

•	As necessary and appropriate, recommend to the chairperson the retention of consultants who report directly to the Board.

•

Coordinate and develop the agenda for, and preside at, executive sessions of the Board’s independent directors; act as principal liaison between the independent directors and the chairperson on sensitive issues.

•

Evaluate annually, with input from all members and in coordination with the Compensation Committee, the CEO’s performance; meet annually with the CEO to discuss such evaluation; conduct a semi-annual evaluation update of the CEO’s performance and report all discussions to the Board.

•	Confer with the chairperson regarding the selection of committee chairs and members.

BOARD MEETINGS, COMMITTEES, RISK OVERSIGHT AND COMPENSATION OF DIRECTORS

The Board of Directors of Camco met twelve times for regularly scheduled meetings, including Camco’s annual strategic planning session with management where strategies and risk factors are discussed, and held twelve telephonic meetings during the year ended December 31, 2011. Each director attended at least 75% of the aggregate of the total number of the Board of Directors’ meetings and the total number of meetings held by committees on which such director served during 2011. The Board has determined that each director is independent under Rule 5605(a)(2) of NASDAQ’s listing rules, except Mr. Huston.

Camco’s Compensation, Audit and Risk Management, and Corporate Governance and Nominating Committees, each of which are described below, operate pursuant to written charters, which are posted on Camco’s website at www.camcofinancial.com.

Compensation Committee

The Board of Directors of Camco has a Compensation Committee whose 2011 members were Messrs. Dix, Douglas, Feick, Miller and Mock and 2012 members are Messrs. Dix, Douglas, Feick and Miller. The Compensation Committee reviews and approves the compensation of the Named Executive Officers (as defined below), other than the Chief Executive Officer’s compensation which is approved by the full Board of Directors. The Committee reviews performance appraisals conducted by the Chief Executive Officer of the Named Executive Officers, other than the Chief Executive Officer. The Compensation Committee’s other responsibilities include recommending the compensation to be paid to directors of Camco and its subsidiaries each year.

The Compensation Committee frequently requests the Chief Executive Officer be present at Committee meetings to discuss Camco’s performance and the performance of individual executives. Occasionally, other executives may attend a Committee meeting to provide other information. Executives in attendance may provide their insights and suggestions, but only Compensation Committee members may vote on decisions regarding executive compensation. The Committee meets to discuss matters related to the performance and compensation of the Chief Executive Officer without the Chief Executive Officer present. The Compensation Committee met five times during 2011 and had six telephonic conference calls.

Each of the members of the Compensation Committee is “independent” within the meaning of NASDAQ listing standards, is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986.

Audit and Risk Management Committee

The Board of Directors of Camco has an Audit and Risk Management Committee whose 2011 members were Messrs. Dix, Douglas, Goodyear and Young and 2012 members are Messrs. Dix, Goodyear and Young. The Board of Directors has determined that Mr. Goodyear qualifies as an audit committee financial expert and is independent. The Audit and Risk Management Committee’s responsibilities include selecting an independent registered public accounting firm to audit Camco and its subsidiaries, overseeing the audit of Camco’s financial statements, and evaluating the accounting firm’s performance. This Committee also reviews and approves internal audit services, plans, budget, activities, staffing and organizational structure of the internal audit function as well as its effectiveness.

Camco has a robust enterprise risk management program, which is under the oversight of the Audit and Risk Management Committee. This program identifies the primary risks to Camco’s business, provides interim updates of those risks to the Board and periodically monitors and evaluates the primary risks associated with particular business units and functions. The chairperson of management’s Risk Management Committee presents the inherent risk, trends, risk mitigation status and residual risk quarterly to the Board’s Audit and Risk Management Committee for the following risk areas: liquidity, interest rate risk, credit, compliance, operational, reputational, strategic and legal. The Audit and Risk Management Committee ensures management is efficiently and effectively identifying, reporting and monitoring significant risk of Camco. This information is also received by the full Board.

The Audit and Risk Management Committee is also responsible for selecting and retaining a third party to perform loan review. The Committee reviews and discusses with management loan reports received and ensures that Camco has a comprehensive policy on loan review. Additionally, the Audit and Risk Management Committee reviews the procedures for the receipt, retention, and treatment of complaints received by Camco regarding accounting, auditing and other matters that may be submitted by any party internal or external to the organization. This Committee reviews procedures for the confidential, anonymous submission by employees of the organization of concerns regarding questionable accounting, auditing or other matters.

A more detailed description of the Audit and Risk Management Committee’s functions is set forth in its charter. The Audit and Risk Management Committee met six times during 2011 and had nine telephonic conference calls.

Corporate Governance and Nominating Committee

The Board of Directors of Camco has a Corporate Governance and Nominating Committee whose 2011 and 2012 members are Messrs. Douglas, Tucker and Young. The Corporate Governance and Nominating Committee provides a forum for independent directors to address issues of corporate governance, including the selection of nominees for director, and guides the Board in managing its affairs and operating in a manner that best serves Camco’s stockholders. The Corporate Governance and Nominating Committee met four times during 2011.

Executive Committee

The Board of Directors of Camco has an Executive Committee whose 2011 and 2012 members are Messrs. Douglas, Goodyear, Huston and Tucker. The Executive Committee provides a forum for exercising the power and authority of the Board of Directors when the Board is not in session, subject to certain limitations. The Executive Committee did not meet during 2011.

Compliance Oversight Committee

The Board of Directors of Camco believes that overseeing how management controls current high risk areas is one of its most important functions. The Board created a Compliance Oversight Committee (which includes all Board members) to monitor the progress of compliance with regulatory orders and exam comments. The Compliance Oversight Committee met twelve times during 2011.

Director Compensation

During 2011, each non-employee director of Camco received a retainer of $5,000 for service on the Board of Camco and $416.67 for each Board meeting attended, with one paid absence per year, up to a total of twelve paid meetings. Each director of Camco is also a director of Advantage Bank. During 2011, each non-employee director received a retainer of $6,000 for service on the Board of Advantage Bank and $500 per Board meeting attended, with one paid absence per year, up to a total of thirteen paid meetings. The Lead Independent Director also receives an additional $3,000 per year paid semi-annually by each of Camco and Advantage Bank for additional duties performed. In addition, non-employee directors received a fee of $300 for each scheduled committee meeting attended. The chair of each committee received an additional fee of $200 or $300 per meeting. Meeting fees are not paid for telephonic meetings or conference calls unless voted and approved by the Board of Directors. Camco does not pay fees to directors who are also employees.

The total compensation paid to each non-employee director is set forth in the table below:

Name	Fees Earned Or Paid in Cash(1)
Mr. Dix	$25,600
Mr. Douglas	29,200
Mr. Feick	24,500
Mr. Goodyear	26,100
Mr. Miller	25,000
Mr. Mock (2)	11,900
Mr. Tucker	32,100
Mr. Young	25,500

(1)	Each of the following directors contributed a portion of his fees received to the Director Deferred Compensation Plan. These deferred fees were as follows: Mr. Dix — $25,600; Mr. Douglas — $11,000; Mr. Goodyear — $11,000; Mr. Mock — $11,900; Mr. Tucker $17,000; and Mr. Young $12,750. Deferred fees are held in the Director Deferred Compensation Plan and may be paid in cash or Camco stock upon termination.
(2)	Mr. Mock resigned as a director effective June 30, 2011.

Director Stock Ownership Requirements

In accordance with Section 3.13 of the Bylaws, a director must own at least 1,000 shares of Camco’s stock during his or her first year of service on the Board. The Board believes that each director who has served on the Board for at least five years should, at a minimum, own 5,000 shares of Camco stock or have invested $75,000 in Camco stock, and maintain this minimum investment throughout his or her service on the Board.

EXECUTIVE OFFICERS

The following information is supplied for certain executive officers of Camco and Advantage Bank who do not serve on Camco’s Board of Directors.

David S. Caldwell, 49, has served as the Senior Vice President in charge of Retail Banking and Financial Services of Advantage Bank since December 2001. From July 2001 through December 2001, Mr. Caldwell served as Division President of the Cambridge Division of Advantage Bank. Mr. Caldwell joined Camco in September 2000 and previously served as President and Chief Executive Officer of Westwood Homestead Savings Bank in Cincinnati, Ohio. Prior to joining Westwood Homestead Savings Bank, Mr. Caldwell served for three years as a Senior Vice President of Central Carolina Bank & Trust, Durham, North Carolina.

Laurence S. Christ, 57, has served as Senior Vice President and Chief Credit Officer in charge of credit services of Advantage Bank since April 2009. Mr. Christ was with Merrill Lynch Commercial Finance Corporation in Chicago, Illinois from July 2006 through March 2009 as Director of Investment Real Estate Lending. Previously, he was Vice President, Chief Credit Officer (Central Ohio) for Fifth Third Bank in Columbus, Ohio from December 2001 through January 2006 and with Bank One in Columbus, Ohio from October 1988 through November 2001 ending as Vice President, Credit Approval Officer. He began his commercial banking career in 1982 with Texas Commerce Bank in Houston, Texas.

Troy D. Greenwalt, 46, has served as Senior Vice President, Chief Lending Officer for Advantage Bank in charge of commercial banking since March 2009. Mr. Greenwalt has 24 years of banking experience that include retail management, operations, sales and training for consumer and commercial lending. Prior to joining Advantage Bank, Mr. Greenwalt was Vice President Director of Banking and Team Leader for Merrill Lynch from August 2006 until March 2009. His prior experience includes serving as Senior Vice President Assistant Marketing Manager and Vice President Senior Sales Executive with Huntington National Bank, Columbus, Ohio from January 1995 until July 2006.

John E. Kirksey, 55, has served as Senior Vice President, Chief Financial Officer and Treasurer of Camco and Advantage Bank since March 30, 2011. Mr. Kirksey was previously employed by Modern Medical, Inc. from 2008 through 2010 serving as the Director of Operations. Prior to that, Mr. Kirksey served in several financial leadership roles at JPMorgan Chase. There he served as Vice President/Planning and Analysis Manager, Retail Banking from 2002 to 2008, Vice President/Senior Finance Manager, Retail Group from 1997 to 2002, and Vice President/Strategic Planning in 1996 with Banc One Corporation. At Bank One, Richmond, Mr. Kirksey served as Chief Financial Officer from 1989 to 1996.

Kristina K. Tipton, 47, has served as the Vice President, Principal Accounting Officer of Camco and Advantage Bank since May 2008. Previously, Mrs. Tipton served as Vice President of Advantage Bank and the Corporate Controller of Camco Financial Corporation from January 2006 to May 2008. Prior to January 2006, Mrs. Tipton served as AVP Corporate Controller and Assistant Corporate Controller, and was initially hired in July 1999 as Senior Staff Accountant. Other prior accounting experience in Mrs. Tipton’s 24 years includes serving as Treasurer of Caldwell Savings & Loan and Accounting Assistant at Detroit Diesel Remanufacturing—East.

Edward A. Wright, 50, has served as the Senior Vice President in charge of operations and information services of Advantage Bank since May 2001. Mr. Wright joined Cambridge Savings Bank in 1984 and served as Vice President and Chief Operating Officer of Cambridge Savings Bank from May 1998 until May 2001.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the compensation for the CEO and Camco’s other two most highly compensated executive officers who received total compensation in excess of $100,000 during 2011 for services rendered to Camco and its subsidiaries (the “Named Executive Officers”):

Name & Principal Position	Year	Salary ($)	Restricted Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation(4) ($)	Total ($)
James E. Huston President, CEO and Chairman	2011 2010	306,158 300,900	384,611 —	— 138,553	192,306 148,954	25,211 25,871	908,286 614,278
David S. Caldwell SVP, Retail Banking	2011 2010	149,545 146,982	29,526 —	— 10,896	27,706 11,783	13,062 15,644	219,838 185,305
Troy D. Greenwalt SVP, Commercial Lending	2011 2010	144,593 142,100	23,952 —	— 14,074	24,092 15,218	8,828 5,322	201,465 176,714

(1)	The calculation of the equity portion of the 2011 performance-based incentive plan earned by the Named Executive Officers is set forth here. The values represent the award earned in the respective fiscal year although the equity is awarded in the early part of the following year.
(2)	The amounts reflect the dollar amount recognized for financial statement reporting purposes during the life of the option for the fair value of the award. Assumptions used in the calculation of these amounts are discussed in “Note M — Benefit Plans — Stock Option Plans” to Camco’s audited financial statements for the fiscal year ended December 31, 2011, which are included in Camco’s Annual Report on Form 10-K for the same period.
(3)	The calculation of the cash portion of the 2011 performance-based incentive plan earned by the Named Executive Officers is set forth here. The values represent the award earned in the respective fiscal year although it is paid in the early part of the following year.
(4)	The amounts listed include the benefits and perquisites in the table following the footnotes.

Name	401(k) Matching Contribution	Car Allowance	Club Dues	Split Dollar Life Insurance	Other	Total
James E. Huston	$12,246	$3,290	$7,943	—	$1,732	$25,211
David S. Caldwell	5,982	2,485	2,662	$201	1,732	$13,062
Troy D. Greenwalt	5,784	1,312	—	—	1,732	$8,828

2011 Performance-Based Incentive Award Plan

Camco uses annual cash and equity incentives to focus attention on current strategic priorities and drive achievement of corporate objectives. Incentive plan awards for the Named Executive Officers are based on the achievement of corporate performance objectives which are established annually by Camco’s Compensation Committee and approved by the Board (excluding Mr. Huston).

The Compensation Committee set specific threshold, target and maximum dollar amounts and weightings for each of the corporate goals, including pre-tax earnings and levels of classified assets (which include real estate owned)and discretionary. For Mr. Caldwell, there was additional criteria of core deposits (which does not include certificates of deposit balances). For Mr. Greenwalt, there was additional criteria of commercial loan balances. If the threshold is not met for a particular goal, no award is paid for that goal.

The amounts listed under “Non-Equity Incentive Plan Compensation” represent cash awards that were made to the Named Executive Officers based on Camco’s results in 2011. The amounts were based on the extent to which the 2011 corporate goals were accomplished.

Outstanding Equity Awards At Fiscal Year-End

The following table details unexercised stock option awards for the Named Executive Officers at December 31, 2011.

	Option Awards					Stock Awards
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable (1)		Number Of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
James E. Huston	75,000	(2)	—	$2.50	01/23/19	25,000	(3)	31,250
	65,816		98,725	$2.51	02/25/20
	18,473	(4)	73,896	$2.15	02/18/21
David S. Caldwell	4,851		—	$16.13	01/22/13
	1,426		—	$17.17	01/27/14
	3,100		—	$16.51	01/27/15
	4,697		—	$14.10	02/01/16
	1,208		—	$12.35	01/23/17
	2,165		542	$8.92	01/22/18
	4,581		6,872	$2.51	02/25/20
	1,452		5,812	$2.15	02/18/21
Troy D. Greenwalt	3,338		5,007	$2.51	2/25/20
	1,876		7,507	$2.15	02/18/21

(1)	Unless otherwise noted, all grants vest 20% immediately and 20% in each of the following four years.
(2)	Options are immediately exercisable on grant date.
(3)	Shares granted vest in four equal annual installments beginning on January 23, 2010.
(4)	As a result of IRS rules, the portion of this award that becomes exercisable each year and exceeds $100,000 becomes a non-qualified option.

Pension Benefits

The following table details post-retirement pension benefit plans for certain of the Named Executive Officers who have salary continuation agreements with Camco.

Name	Plan Name	Present Value of Accumulated Benefit ($)
James E. Huston	2009 Salary Continuation Agreement(1)	119,111
	2010 Salary Continuation Agreement	125,833
David S. Caldwell	2002 Salary Continuation Agreement(1)	240,237
Troy D. Greenwalt	2010 Salary Continuation Agreement	5,191

(1)	The present value of the accumulated benefit for each officer is the accrual balance as of December 31, 2011, determined using a discount rate of 6.17%.

Under the 2009 Salary Continuation Agreement with Mr. Huston, upon (i) termination of employment after Mr. Huston reaches age 65, (ii) an involuntary termination of employment by Camco (iii) termination of employment following a Change in Control, or (iv) termination of employment following Mr. Huston’s death, he will receive $20,000 annually, divided into 12 monthly payments, for 15 years. If Mr. Huston’s employment is otherwise terminated before he reaches age 65, except for cause, he will receive a pro-rated amount of the annual benefit; $12,000 as of December 31, 2011. If Mr. Huston’s employment is terminated for “Just Cause,” as defined in his employment agreement, he will receive no benefit under the Salary Continuation Agreement.

Under the 2002 Salary Continuation Agreement with Mr. Caldwell, upon termination of employment after Mr. Caldwell reaches age 65 or termination following Mr. Caldwell’s death, he will receive $140,900 annually, divided into 12 monthly payments, for 15 years. If Mr. Caldwell’s employment is terminated before he reaches age 65 following a disability or change of control, as those terms are defined in his Salary Continuation Agreement, he will receive a pro-rated amount of the annual benefit; $26,892 as of December 31, 2011. If Mr. Caldwell’s employment is otherwise terminated before he reaches age 65, except for cause, he will receive a pro-rated amount of the annual benefit; $24,203 as of December 31, 2011. If Mr. Caldwell’s employment is terminated for cause, as defined in his Salary Continuation Agreement, he will receive no benefits.

Under the 2010 Salary Continuation Agreements with Messrs. Huston and Greenwalt, upon termination of employment for reasons other than death or disability, Mr. Huston will receive $66,281 annually, and Mr. Greenwalt will receive $18,000 annually, which payments shall be made in 12 equal monthly payments for 10 years following the termination of service. Messrs. Huston and Greenwalt are eligible to receive such benefits if the termination of employment occurs after a certain date, which for Mr. Greenwalt is the date he reaches the age of 65 and for Mr. Huston is September 30, 2013. Prior to becoming eligible, if a termination of employment occurs within 24 months following a change in control, the Bank will pay the same monthly payment for each of 10 years immediately following the termination of employment. If death occurs prior to termination of employment, regardless of age, a beneficiary will be paid the same monthly payment for ten years. If prior to becoming eligible for full benefits, Mr. Huston or Mr. Greenwalt experiences a disability or his employment is terminated for any reason other than death, a change in control or for cause, then he shall receive a lump sum payment of 100% of his present value of the accumulated benefit within 30 days of the disability or termination of employment. Messrs. Huston and Greenwalt will not be entitled to any benefit in the event that their employment is terminated for cause or due to a removal or prohibition by any federal banking agency.

Non-qualified Deferred Compensation

Mr. Caldwell is the only Named Executive Officer who has entered into an Executive Deferred Compensation Agreement under which he may elect to defer annually a stated maximum amount of his salary and cash incentives until a specified date or until he is no longer employed by Camco. The maximum annual amount of deferral permitted for Mr. Caldwell is $25,000. Interest is credited on the deferral amounts at an annual rate equal to 75% of Camco’s ROAE rate for the preceding year, not to exceed an ROAE of 20%. There was no interest credited for 2011 as Camco’s 2010 ROAE was negative. Camco does not make any contributions to his deferred account.

Other Compensation

The Named Executive Officers are eligible to participate in Camco’s broad-based employee benefit plans, such as medical, disability and term life insurance programs. Camco believes these benefits are reasonable and helps enable Camco to attract and retain employees for key positions.

Due to the geographic distance between Camco’s office locations, Camco determined it would be beneficial to provide certain Named Executive Officers either a company car or a car allowance. Camco provides a company car for Messrs. Huston, Caldwell and Greenwalt. Camco also pays for country club dues for Messrs. Huston and Caldwell, and paid for an additional club membership for Mr. Huston.

Flexible payment universal life insurance policies, which are carried on the books of Camco as tax-free earning assets and provide Camco with cost recovery of the benefit provided, have been purchased on the lives of certain employees, including Mr. Caldwell. No other Named Executive Officer currently has such a policy. Upon the death of Mr. Caldwell, his beneficiary will receive two times his base salary for the 12 months preceding the month in which he dies, up to a maximum of $300,000. The current death benefit for Mr. Caldwell is $299,088.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

Camco entered into an employment agreement with Mr. Huston on December 31, 2008. The term of the Agreement provides for daily renewal so that the remaining unexpired term of the agreement is always 24 months. The term continues to renew until Camco gives Mr. Huston written notice of non-renewal. Then, the employment term ends on the date that is 24 months after the notice, unless the parties agree that the employment term ends on an earlier date. Each year through the employment term, the amount of Mr. Huston’s annual salary will be reviewed by the Board or a committee. The agreement provides for a base salary of not less than $295,000 and a performance review not less often than annually.

Under the agreement, Mr. Huston is entitled to participate in Camco cash and equity incentive plans which provide for the payment of certain bonuses upon the achievement of corporate performance objectives. His potential cash award will range from 0% to 150% of his base salary and he will be eligible to earn an equity award of options for shares equaling up to 200% of his base salary. The agreement also provides for the inclusion of Mr. Huston in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and provides for vacation and sick leave.

Upon a termination of employment after a Change of Control (as defined in the agreement), Mr. Huston will be entitled to an amount equal to two times his “base amount” as such term is defined in Section 280G of the Internal Revenue Code, with an additional amount not to exceed .99 times the “base amount” that may be awarded at the discretion of the Camco Board. This payment may be reduced under certain conditions described in the agreement. In addition, upon a Change of Control, Mr. Huston will be entitled to continued health, life and disability insurance benefits until the earlier of 18 months or the date on which he is eligible to be included in another employer’s benefit plans.

If Camco terminates Mr. Huston because of a medically diagnosable condition, he will receive a lump sum payment equal to 50% of his current annual salary within 90 days following termination. At Mr. Huston’s expense, Camco shall provide health, life, and disability insurance benefits substantially equal to those being provided at the date of termination until the earlier of 18 months or the date on which he is employed full-time by another employer.

If Camco terminates Mr. Huston for other than Just Cause (as defined in the agreement) or a medically diagnosable condition and not in connection with a Change of Control, Camco will pay to Mr. Huston a lump sum equal to his then current annual salary for the number of months remaining in the agreement and provide him with health, life and disability insurance until the earliest of 18 months, the end of the term of the agreement or the date on which he is eligible to be included in another employer’s benefit plans.

During Mr. Huston’s employment and for a period of 24 months after his termination, Mr. Huston has agreed that he will not compete with Camco nor solicit any of its customers or employees.

Camco has a change of control agreement with each of Mr. Caldwell and Mr. Greenwalt. Each agreement is for a term of one year, and provides for annual performance reviews by the Board of Directors, at which time the Board of Directors may extend the agreement for an additional one-year period. Under the agreements, if the officer is terminated by Camco for any reason other than just cause, within six months prior to a change of control, or within one year after a change of control, Camco will pay the officer (1) an amount equal to two times his annual compensation and (2) the premiums required to maintain coverage under the health insurance plan in which the officer is a participant immediately prior to the change of control until the earlier of (i) the second anniversary of the termination or (ii) the date the officer is included in another employer’s benefit plans. Camco defines annual compensation as base salary. The amounts that would have been payable at December 31, 2011 were: Mr. Caldwell—$299,088 and Mr. Greenwalt—$289,186. The officer is also entitled to payments if he voluntarily terminates his employment within twelve months following a change of control for good reason, which is defined in the agreements as: (1) the capacity or circumstances in which the officer is employed are changed (including, without limitation, a reduction in responsibilities or authority, or a reduction in salary); (2) the officer is required to move his personal residence, or perform his principal executive functions, more than thirty-five miles from his primary office as of the date of the agreement; or (3) Camco otherwise breaches the agreement.

If Camco terminates any of the Named Executive Officers for Cause, Camco has no obligations to the executive after the date of termination.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table details beneficial owners of more than 5% of Camco’s common stock on the Voting Record Date:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Ryan Heslop Ariel Warszawski Firefly Value Partners, LP FVP GP, LLC Firefly Management Company GP, LLC FVP Master Fund, L.P. c/o dms Corporate Services, Ltd. PO Box 1344 dms House 20 Genesis Close Grand Cayman, KY 1-1108 Cayman Islands(2)	713,088	9.53%
Tontine Financial Partners, L.P. Tontine Management, L.L.C. Tontine Asset Associates, LLC Jeffrey L. Gendell 55 Railroad Avenue Greenwich, CT 06830(3)	488,436	6.54%

(1)	Based on 7,468,087 outstanding shares on the Voting Record Date.
(2)	Based on a Schedule 13G/A filed on February 14, 2012, Ryan Heslop, Ariel Warszawski, Firefly Value Partners, LP, FVP GP, LLC and Firefly Management Company GP, LLC reported shared voting power and dispositive power with FVP Master Fund, L.P. for 713,088 shares.
(3)	Based on a Schedule 13G/A filed on February 10, 2012, Tontine Financial Partners, L.P., Tontine Management, L.L.C., Tontine Asset Associates, LLC and Jeffrey L. Gendell reported shared voting power and dispositive power with Jeffrey L. Gendell for 488,436 shares.

The following table sets forth certain information regarding the number of shares of common stock of Camco beneficially owned by each incumbent director and nominee of Camco and by all directors and executive officers of Camco as a group as of the Voting Record Date:

Name and address(1)	Sole voting and investment power(2)(3)	Shared voting and/or investment power	Percentage of shares outstanding
James E. Huston	439,736	200	5.73%
James D. Douglas	8,131	—	*
David S. Caldwell	49,643	13,392	*
Edward D. Goodyear	46,377	566	*
Troy D. Greenwalt	29,442	—	*
Jeffrey T. Tucker	47,341	1,713	*
Terry A. Feick	19,962	8,027	*
Carson K. Miller	14,614	—	*
J. Timothy Young	21,120	—	*
Andrew S. Dix	27,207	408	*
All directors and executive officers as a group (14 persons)	814,483	24,306	10.78%

*	Less than 1% of the outstanding shares.
(1)	Each of the persons listed in this table may be contacted at the address of Camco, 814 Wheeling Avenue, Cambridge, Ohio 43725.
(2)	Includes the following number of shares that may be acquired upon the exercise of options: Mr. Caldwell — 27,767; Mr. Feick — 5,742; Mr. Greenwalt — 8,760; Mr. Huston — 210,671; Mr. Miller — 5,742; Mr. Tucker — 5,742; Mr. Young — 742; Mr. Christ — 7,192; Mr. Kirksey — 5,000; Ms. Tipton — 8,963; and Mr. Wright — 25,082.
(3)	Includes the following number of shares that may be acquired upon the termination of the director’s position on the Board, pursuant to the director deferred compensation plan: Mr. Douglas — 8,131; Mr. Goodyear — 17,567; Mr. Tucker — 26,354; Mr. Feick — 14,220; Mr. Miller — 7,173; Mr. Young — 20,178; and Mr. Dix — 27,207.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Camco’s executive officers and directors, and persons who own more than ten percent of Camco’s common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and to provide Camco with a copy of such form. Based on Camco’s review of the copies of such forms it has received, Camco believes that its executive officers and directors complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2011, except that five Forms 4 were filed late on March 9, 2011 for the award of stock options to certain executive officers on February 18, 2011, including Messrs. Caldwell, Christ, Greenwalt, Huston and Wright; eight Forms 4 were filed late on November 15, 2011 for purchases of common stock made through the deferred compensation plan on each of October 31, 2011 and November 1, 2011 for each of Messrs. Tucker, Young, Goodyear and Douglas; and Mr. Kirksey filed one late Form 3.

RELATED PERSON TRANSACTIONS

Some of the directors and executive officers of Camco have banking relationships with Advantage Bank. All loans made to directors and executive officers (i) were made in the ordinary course of business; (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Camco; and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.

The Board of Directors reviews all related party transactions. All loans to directors and executive officers are approved by a majority of the independent directors even though such loans are not made on favorable terms. The Code of Ethics provides that if any director or executive officer has an interest in a transaction involving Camco, it must be reported to the Audit Committee. The Audit Committee will determine if a conflict exists and the disinterested directors will approve or disapprove the transaction.

AUDIT AND RISK MANAGEMENT COMMITTEE REPORT

The Audit and Risk Management Committee of the Board of Directors of Camco is comprised of four directors, all of whom are considered “independent” under Rule 5605(a)(2) of NASDAQ’s listing rules. The committee is responsible for overseeing Camco’s accounting functions and controls, as well as selecting an accounting firm to audit Camco’s financial statements. The committee has adopted a charter, which provides that the committee has the sole authority to select, compensate, oversee, evaluate and, where appropriate, replace Camco’s independent registered public accounting firm. Additionally, the charter requires the committee to review and approve in advance any audit and non-audit services to be provided by Camco’s independent registered public accounting firm, other than “prohibited non-auditing services.” The committee has the sole authority to make these approvals, although such approval has been delegated to the Chairman of the committee, Mr. Goodyear. Any actions taken by the Chairman are subsequently presented to the committee for ratification. The committee approved all services provided by Plante Moran in 2011.

The Audit and Risk Management Committee has developed procedures for the receipt, retention and treatment of complaints received by Camco from stockholders regarding accounting, internal accounting controls, auditing or other matters and a process for receiving and investigating confidential, anonymous submission of concerns regarding questionable accounting, auditing or other matters by employees of Camco. These procedures are available on Camco’s website: www.camcofinancial.com.

The Audit and Risk Management Committee received and reviewed the report of Plante Moran regarding the results of their audit as well as the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit and Risk Management Committee determined that the provision by Plante Moran of the services included in the table below under “All Other Fees” is compatible with maintaining Plante Moran’s independence. The committee reviewed and discussed the audited financial statements with the management of Camco. A representative of Plante Moran also discussed with the committee the independence of Plante Moran from Camco, as well as the matters required to be discussed by Statement of Auditing Standards No. 61, as may be amended from time to time. Discussions between the committee and the representative of Plante Moran included the following:

•	Plante Moran’s responsibilities in accordance with standards of the Public Company Accounting Oversight Board;

•	The initial selection of, and whether there were any changes in, significant accounting policies or their application;

•	Management’s judgments and accounting estimates;

•	Whether there were any significant audit adjustments;

•	Whether there were any disagreements with management;

•	Whether there was any consultation with other accountants;

•	Whether there were any major issues discussed with management prior to Plante Moran’s retention;

•	Whether Plante Moran encountered any difficulties in performing the audit;

•	Plante Moran’s judgments about the quality of Camco’s accounting principles; and

•	Plante Moran’s responsibilities for information prepared by management that is included in documents containing audited financial statements.

Based on its review of the financial statements and its discussions with management and the representative of Plante Moran, the Audit and Risk Management Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit and Risk Management Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011.

Andrew S. Dix

James D. Douglas

Edward D. Goodyear

J. Timothy Young

PROPOSAL 2 — RATIFICATION OF SELECTION OF AUDITORS

The Audit and Risk Management Committee has selected Plante Moran as the independent registered public accounting firm for Camco for the 2012 fiscal year. The Board is requesting that the stockholders ratify this selection. If the stockholders do not ratify the selection of Plante Moran, the selection of independent auditors may be reconsidered by the Audit and Risk Management Committee. The Audit and Risk Management Committee expects that a representative from Plante Moran will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires, and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF AUDITORS.

AUDIT FEES

The aggregate fees billed by Plante Moran to Camco for the years ended December 31, 2011 and 2010, are as follows:

	2011	2010
Audit Fees	$220,750	$213,150
Audit Related Fees (1)	13,740	25,225
Tax Fees (2)	45,530	30,520
All Other Fees (3)	10,500	10,000

Total Fees	$290,520	$278,895

(1)	Includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, such as addressing regulatory issues and internal audit questions and ALLL validation.
(2)	Includes fees for tax compliance, tax planning, and tax advice that do not impair the independence of the auditor and that are consistent with the SEC’s rules on auditor independence, such as the preparation of tax returns.
(3)	These fees were incurred for the audit of Camco’s employee benefit plans.

PROPOSALS OF STOCKHOLDERS AND COMMUNICATION WITH THE BOARD

Any proposals of stockholders intended to be included in Camco’s proxy statement for the 2013 Annual Meeting of Stockholders (other than nominations for directors, as explained herein at “PROPOSAL 1 — ELECTION OF DIRECTORS”) should be sent to Camco by certified mail and must be received by Camco not later than January 3, 2013. In addition, if a stockholder intends to present a proposal at the 2013 Annual Meeting without including the proposal in the proxy materials related to the meeting, and if the proposal is not received by March 20, 2013, then the proxies designated by the Board of Directors of Camco for the 2013 Annual Meeting of Stockholders of Camco may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

Camco’s Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications directly to the attention of the Corporate Governance and Nominating Committee of Camco Financial Corporation at 814 Wheeling Avenue, Cambridge, Ohio, 43725.

Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED SELF-ADDRESSED POSTAGE PAID ENVELOPE OR VOTE OVER THE INTERNET OR BY TELEPHONE.

INCORPORATION BY REFERENCE

The Commission allows us to “incorporate by reference” into this document documents we file with the Commission. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this document. We incorporated by reference Items from Camco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Copies of Camco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 accompany this document.

FINANCIAL AND OTHER INFORMATION

The financial and other information provided in the Annual Report on Form 10-K for the year ended December 31, 2011 is hereby incorporated by reference into the proxy statement.

By Order of the Board of Directors

July 23, 2012
James E. Huston, Chairman of the Board

REVOCABLE PROXY Camco Financial Corporation ANNUAL MEETING OF sTOCKHOLDERs August 28, 2012 3:00 p.m. Eastern Time THIs PROXY Is sOLICITED ON BEHALF OF THE BOARD OF DIRECTORs The stockholder of record hereby appoints Jeffrey T. Tucker with full power of substitution, as Proxy for the stockholder, to attend the Annual Meeting of the Stockholders of Camco Financial Corporation (the “Company”), to be held at the Cambridge Country Club, 60755 Southgate Road, Byesville, Ohio 43723, on August 28, 2012, at 3:00 p.m, Eastern Time, and any adjournments thereof, and to vote all shares of the common stock of the Company that the stockholder is entitled to vote upon each of the matters referred to in this Proxy and, at his discretion, upon such other matters as may properly come before this meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the stockholder of record. If no direction is made, proxies solicited by the Board of Directors will be voted FOR all Proposals. 1. The election of two directors. 2. Ratification of Plante & Moran, PLLC as independent registered public accounting firm for the 2012 fiscal year. PLEAsE COMPLETE, DATE, sIGN, AND MAIL THIs PROXY CARD PROMPTLY IN THE ENCLOsED POsTAGE-PAID ENVELOPE OR PROVIDE YOUR INsTRUCTIONs TO VOTE VIA THE INTERNET OR BY TELEPHONE. (Continued, and to be marked, dated and signed, on the other side) ??FOLD AND DETACH HERE ? CAMCO FINANCIAL CORPORATION — ANNUAL MEETING, AUGUsT 28, 2012 YOUR VOTE Is IMPORTANT! Annual Meeting Materials are available on-line at: http://www.cfpproxy.com/3852 You can vote in one of three ways: 1. Call toll free 1-866-838-1329 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at http://www.rtcoproxy.com/cafi and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEAsE sEE REVERsE sIDE FOR VOTING INsTRUCTIONs Rev.1 3852

reVOCABLe PrOXY PLeAse MArK VOTes X As iN THis eXAMPLe Camco Financial Corporation Annual Meeting of Stockholders August 28, 2012 With- For All For Against Abstain For hold Except 1. The election of two directors: 2. Ratification of Plante & Moran, PLLC as independent registered public accounting firm for the 2012 fiscal year. Nominees: 3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof. (01) James D. Douglas (02) James E. Huston THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE AND “FOR” PROPOSAL 2. INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. Mark here if you plan to attend the meeting Mark here for address change and note change below Please be sure to date and sign Date this proxy card in the box below. Sign above Co-holder (if any) sign above When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. IF YOU WIsH TO PROVIDE YOUR INsTRUCTIONs TO VOTE BY TELEPHONE OR INTERNET, PLEAsE READ THE INsTRUCTIONs BELOW FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL ? ? PROXY VOTING INsTRUCTIONs S Stockholders of record have three ways to vote: 1. By Mail; or 2. By Telephone (using a Touch-Tone Phone); or 3. By Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., August 28, 2012. It is not necessary to return this proxy if you vote by telephone or Internet. Vote by Telephone Vote by internet anytime prior to Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., August 28, 2012 go to 3 a.m., August 28, 2012: 1-866-838-1329 http://www.rtcoproxy.com/cafi Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted. ON-LiNe ANNUAL MeeTiNG MATeriALs: http://www.cfpproxy.com/3852 Your vote is important!

REVOCABLE PROXY Camco Financial Corporation ANNUAL MEETING OF sTOCKHOLDERs August 28, 2012 3:00 p.m. Eastern Time THIs PROXY Is sOLICITED ON BEHALF OF THE BOARD OF DIRECTORs The stockholder of record hereby appoints Jeffrey T. Tucker with full power of substitution, as Proxy for the stockholder, to attend the Annual Meeting of the Stockholders of Camco Financial Corporation (the “Company”), to be held at the Cambridge Country Club, 60755 Southgate Road, Byesville, Ohio 43723, on August 28, 2012, at 3:00 p.m, Eastern Time, and any adjournments thereof, and to vote all shares of the common stock of the Company that the stockholder is entitled to vote upon each of the matters referred to in this Proxy and, at his discretion, upon such other matters as may properly come before this meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the stockholder of record. If no direction is made, proxies solicited by the Board of Directors will be voted FOR all Proposals. 1. The election of two directors. 2. Ratification of Plante & Moran, PLLC as independent registered public accounting firm for the 2012 fiscal year. PLEAsE COMPLETE, DATE, sIGN, AND MAIL THIs PROXY CARD PROMPTLY IN THE ENCLOsED POsTAGE-PAID ENVELOPE OR PROVIDE YOUR INsTRUCTIONs TO VOTE VIA THE INTERNET OR BY TELEPHONE. (Continued, and to be marked, dated and signed, on the other side) ??FOLD AND DETACH HERE ? CAMCO FINANCIAL CORPORATION — ANNUAL MEETING, AUGUsT 28, 2012 YOUR VOTE Is IMPORTANT! Annual Meeting Materials are available on-line at: http://www.cfpproxy.com/3852 You can vote in one of three ways: 1. Call toll free 1-866-838-1329 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at http://www.rtcoproxy.com/cafi and follow the instructions. Or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEAsE sEE REVERsE sIDE FOR VOTING INsTRUCTIONs Rev.1 3852

reVOCABLe PrOXY PLeAse MArK VOTes X As iN THis eXAMPLe Camco Financial Corporation Annual Meeting of Stockholders August 28, 2012 With- For All For Against Abstain For hold Except 1. The election of two directors: 2. Ratification of Plante & Moran, PLLC as independent registered public accounting firm for the 2012 fiscal year. Nominees: 3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof. (01) James D. Douglas (02) James E. Huston THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE AND “FOR” PROPOSAL 2. INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. Mark here if you plan to attend the meeting Mark here for address change and note change below Please be sure to date and sign Date this proxy card in the box below. Sign above Co-holder (if any) sign above When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. IF YOU WIsH TO PROVIDE YOUR INsTRUCTIONs TO VOTE BY TELEPHONE OR INTERNET, PLEAsE READ THE INsTRUCTIONs BELOW FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL ? ? PROXY VOTING INsTRUCTIONs S Stockholders of record have three ways to vote: 1. By Mail; or 2. By Telephone (using a Touch-Tone Phone); or 3. By Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., August 28, 2012. It is not necessary to return this proxy if you vote by telephone or Internet. Vote by Telephone Vote by internet anytime prior to Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., August 28, 2012 go to 3 a.m., August 28, 2012: 1-866-838-1329 http://www.rtcoproxy.com/cafi Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted. ON-LiNe ANNUAL MeeTiNG MATeriALs: http://www.cfpproxy.com/3852 Your vote is important!